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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                                DECEMBER 29, 2003
                                -----------------
                      (Date of the earliest event reported)



                             SIMULATIONS PLUS, INC.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


         CALIFORNIA                    0-21665                   95-4595609
         ----------                    -------                   ----------
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
        of incorporation)                                    Identification No.)

                 1220 WEST AVENUE J, LANCASTER, CALIFORNIA 93534
                 -----------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (661) 723-7723
                                 --------------
               Registrant's telephone number, including area code

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ITEM 5. OTHER EVENTS.

         On December 29, 2003, Simulations Plus, Inc., a California corporation (the "Company") issued a press release announcing that its Words+, Inc. subsidiary had acquired all of the rights, title, and interest in the Say-it! SAM augmentative communication device developed by SAM Communications, LLC for 35,000 shares of Simulations Plus restricted common stock.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

             10.41    Technology Transfer Agreement
             99.1     Press release dated December 29, 2003






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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             SIMULATIONS PLUS, INC.



Dated: December 29, 2003                             By: /S/ WALTER S. WOLTOSZ
                                                        ------------------------
                                                        Walter S. Woltosz
                                                        Chief Executive Officer


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                                 EXHIBITS INDEX
                                 --------------



         EXHIBIT NUMBER                             DESCRIPTION
         --------------                             -----------
              99.1                       Press release, dated December 29, 2003.
              10.41                      Technology Transfer Agreement




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